Exhibit 10.2

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

MASTER PROFESSIONAL SERVICES AGREEMENT

THIS MASTER PROFESSIONAL SERVICES AGREEMENT (the “Agreement”) is entered into and made effective as of September 26, 2022 (“Effective Date”), between [*****] Richtech Robotics Inc., a Nevada corporation (“Vendor”). [*****] and Vendor mutually agree as follows:

1. Services to Be Performed (collectively referred to as the “Services”): Vendor will provide various professional services, tasks and duties, including, without limitation, the provisioning, installation and service of Vendor’s robotic solutions. The Services are further described on the Statement of Work (“SOW”) attached hereto as Exhibit A and incorporated herein by this reference; provided, however, that to the extent any terms of an SOW conflict with any of the terms or conditions of this Agreement, the terms and conditions of this Agreement shall control and the conflicting terms shall be of no force and effect. [*****] and Vendor may also, from time to time, enter into separate additional SOWs issued pursuant to and subject to this Agreement. For purposes of this Agreement, any references to the terms “Services” and “SOW” shall be deemed to include the initial SOW (attached as Exhibit A) as well as any such subsequent SOWs entered into by the parties. The Services shall be performed timely in accordance with a schedule to be mutually approved by the parties, which approved schedule shall thereafter be deemed incorporated herein by this reference.

2. Term. This Agreement shall remain in effect from the Effective Date through the later of (i) December 31, 2026 or (ii) the completion of Services. If any governmental or quasi-governmental body, agency or entity adopts, enacts or issues (or is mandated by public vote or referendum to adopt, enact or issue) any law, rule, regulation, order or resolution that prevents, prohibits, or makes unlawful [*****] or any form of [*****] then [*****] may, at its sole election, immediately terminate this Agreement without cost or liability (other than for Services previously rendered) upon notice to the Vendor. This Agreement shall cease to be of any further force or effect (i) immediately upon delivery of such a notice from [*****] to Vendor, or (ii) at such later date as specified in such notice.

3. Work Product & Performance Standards.

3.1 Vendor agrees and acknowledges that all work product of every kind or nature performed or created by Vendor, including any employee or agent of Vendor, on behalf of [*****] pursuant to this Agreement shall be the sole and exclusive property of [*****]

3.2 Vendor, including any employee or agent of Vendor, on behalf of [*****] shall perform the Services in strict accordance with this Agreement (a) in a good, workmanlike and professional manner, (b) in conformity with the best standards of Vendor’s industry and profession, and (c) in utilizing means and methods established by Vendor. The Services shall be performed to industry and applicable agency’s specifications and shall be performed by a qualified and, where appropriate, licensed technicians or professionals.

3.3 [*****] acknowledges that the Vendor is in the business of providing professional and/or consulting services to various customers, including potential customers with businesses similar to [*****] further acknowledges that the Vendor possesses pre-existing inventions, processes, know-how, trade secrets, improvements, other intellectual property and other assets, including but not limited to analytical methods, procedures and techniques, procedure manuals, personnel data, technical data, business practices, designs, specifications, developmental tools, computer technical expertise and computer code, which have been independently developed or independently licensed by the Vendor and which relate to Vendor’s business or operations and that are not unique or specific to the Services or to [*****] (collectively, the “Vendor’s Property”). For clarity and notwithstanding anything contained herein to the contrary, Vendor’s Property shall not include any confidential or proprietary information or trade secrets of [*****] Vendor hereby grants [*****] a perpetual, non-revocable, fully paid license (or fully paid sub-license, as the case may be) to allow [*****] to use such Vendor Property embedded in or associated with any Deliverables (as defined below), including all reports, software, works of authorship and inventions developed by Vendor in furtherance of performing the Services.

3.4 Vendor acknowledges and agrees that all Deliverables excluding the Vendor’s Property (“Works”) were created by Vendor as a work made for hire as part of a contribution to a compilation as set forth in the Copyright Act of 1976, as amended from time to time (17 U.S.C. §101 et seq.). To the extent that any Works are not deemed to be works made for hire and to the extent that Vendor retains any right title and interest in the Works (“Retained Works”), Vendor hereby forever sell, assign, transfer, grant, convey and set over to [*****] all of Vendor’s right, title, license and interest in and to the Retained Works. The sale, assignment, transfer, grant, conveyance and setting over to [*****] as made in the preceding sentence shall include the assignment of all rights to recover all damages, attorneys’ fees, and lost profits associated with the loss or infringement of any of the Intellectual Property associated with, relating to, arising from, and embodied in the Retained Works as well as the right to seek injunctive relief (both preliminary and permanent) with respect to the foregoing and the right to receive any and all other remedies available at law or in equity. To the extent that Vendor retains any right, title and interest, in, to or arising out of the Works or Retained Works (Retained Interest”) despite the assignment set forth in this Section, Vendor hereby grants to [*****] a non-exclusive, non-restricted, paid-up, royalty free worldwide license to exercise all copyright rights (as set forth in 17 U.S.C. §101 et seq.), trademark rights (as set forth in 15 U.S.C. §1051 et .seq.), patent rights (as set forth in 35 US.C. §1 et .seq.), and trade secret rights (as set forth in NRS 600A et, .seq) in to and arising out of the Retained Interest until all copyright, trademark, trade secret and patent rights expire in the Retained Interest.

4. Consideration. The fees and costs to be paid by [*****] for the Services shall be as set forth in the SOW. Vendor shall invoice [*****] for the Services performed in conformance with the requirements of this Agreement. [*****] shall pay invoices in arrears within thirty (30) days of receipt thereof; provided, however, [*****] shall be entitled to withhold such payment without penalty or cost, until such time as Vendor provides the Certificates of Insurance required hereby in form and substance acceptable to [*****] and at any time when Vendor is in material default hereunder. [*****] shall not be obligated for payment of unperformed or deficient Services. To the extent that there are reimbursable expenses, all of which must be approved in advance in writing by [*****] property, [*****] shall pay such invoices in arrears within thirty (30) days of receipt thereof.

5. Vendor’s Employees; Access to Premises. Vendor is an equal opportunity employer. [*****] reserves the right to accept or reject services from any of Vendor’s employees for any lawful reason in [*****] sole and absolute discretion. While at [*****] property, Vendor (and each Vendor employee) must adhere to all rules and regulations of [*****] as the same may be modified or amended from time to time. This Section 5 notwithstanding, any and all decisions related to the terms and conditions of Vendor employees’ employment lies solely with Vendor. [*****] shall not assert any control over Vendor employee’s employment.

6. Default and Early Termination.

6.1 Either party shall have the right to terminate this Agreement if the other party has breached or defaulted in the performance of a material obligation under this Agreement, and, after written notice of such breach or default to the address designated in this Agreement, the other party has failed to cure such default within thirty (30) days after such notice has been deemed received pursuant to the terms of this Agreement. Termination shall be effective on the date specified in writing to the defaulting party by the non-defaulting party and may be effective on the expiration of the cure period specified above or within a reasonable period thereafter.

7. Confidential Information.

7.1 [*****]

7.2 [*****]

8. Indemnification and Intellectual Property Claims.

8.1 [*****]

8.2 [*****]

9. Insurance. [*****]

10. Representations and Warranties.

10.1 Vendor’s Representations and Warranties. Vendor hereby represents, covenants and warrants to [*****] as a material part of the consideration for [*****] entering into the Agreement, as follows: (i) Vendor is a corporation duly organized and validly existing: (ii) the execution of the Agreement have been duly authorized by all necessary corporate action on behalf of Vendor (iii) Vendor has obtained and currently holds all licenses, permits and approvals of all governmental authorities necessary or appropriate to perform Vendor’s obligations under this Agreement and all SOWs; (iv) All materials, services, products and goods, including, without limitation, any professional services, hardware maintenance services, system or software hardware maintenance services, software, and any other deliverables, as identified in the corresponding SOW (collectively, the “Deliverables”), delivered in connection with the Agreement shall not infringe the rights of any other person or entity; (v) [*****] use of the Deliverable will not infringe any rights of any other person or entity, including, without limitation, any patent rights, copyrights or trade secret rights of any other person or entity, (vi) the Agreement does not conflict with any other obligations or agreements to which Vendor is subject, (vii) there are no claims, threatened legal actions or initiated legal actions regarding any Deliverable or Vendor’s sale and license of any Deliverable, and (viii) neither Vendor (including, without limitation, (A) Vendor, (B) its officers and directors and (C) any employees, representatives, subcontractors, sub-suppliers and agents of Vendor involved with [*****] account or the performance by Vendor under the Agreement) nor the persons and/or entities comprising and/or owning Vendor, through and including the beneficial ownership of Vendor (1) has ever been convicted of, been placed under indictment for, or charged with, any felony or any other crime involving moral turpitude (a “Crime”), or (2) is currently charged with, or under investigation for, any Crime.

10.2 [*****] Representations and Warranties. [*****] hereby represents and warrants to Vendor as follows: (i) [*****] is a corporation duly organized and validly existing under the laws of the [*****]; and (ii) the execution of this Agreement has been duly authorized by all necessary corporate action on behalf of [*****]

10.3 Continuing Nature of Representations and Warranties. The representations and warranties contained in this Section 10 are continuing in nature and shall remain true, complete and accurate during the entire term of this Agreement. In the event that one or more of either parties’ representations or warranties ceases to be true, complete and accurate at any time during the term of this Agreement, that party shall promptly notify the other party in writing of the failure of such representation or warranty and shall promptly take such action as is necessary to cure such failure. In the event that the representation in Section 10.1(vi) shall cease to be true, complete and accurate, [*****] shall be entitled, in the exercise of its sole and absolute discretion, to immediately terminate this Agreement. Notwithstanding any other provisions of this Agreement to the contrary, the representations, warranties and covenants set forth in this Section 10 shall survive the termination or expiration of this Agreement.

11. Notices. Any notices required or permitted to be given pursuant to this Agreement shall be in writing and sent by certified, postage prepaid, return receipt requested. Notice shall be deemed to be given upon the date three (3) days after such notice is deposited in the mail. Notices may also be delivered by courier, by overnight delivery service or by facsimile transmission and shall be deemed to be delivered when received by the party to whom such notice is directed. All notices to [*****] should be directed to: [*****], Attention: [*****]; with a copy to: [*****], Attention: [*****]. All notices to Vendor should be directed to: [*****]

12. Regulatory Matters.

A. Prohibited Contracts. [*****]

B. Licensing and Regulatory Requirements. [*****]

C. Termination of Agreement. In the event (i) Vendor or any Affiliate fails to abide by the requirements of this Section 12, or (ii) Vendor or any Affiliate is found unsuitable or unqualified for any license, registration, approval or finding of suitability, or otherwise to be associated with a [*****] licensee by any Commission, or (iii) [*****] determines in its sole discretion based on the results of a background investigation that Vendor or anyone affiliated with Vendor is an unsuitable person, or (iv) [*****] determines in the exercise of its sole and absolute discretion that Vendor’s or any Affiliate’s continued association with [*****] may result in (a) the disapproval, modification or non-renewal of any contract under which [*****] has sole or shared authority to manage any [*****] operations, or (b) the loss, non-renewal or non-reinstatement of any license, registration, approval, finding of suitability or franchise held by [*****] to conduct any portion of [*****] business, or (c) the imposition of any fine or the taking of disciplinary action by any Commission, [*****] shall be entitled immediately to terminate the Agreement and [*****] shall thereafter have no liability to Vendor or any Affiliate for any loss, costs, expense, loss of anticipated profits, direct damages, indirect damages, consequential damages, punitive damages, or other damages or liability of any nature whatsoever whether based on contract, tort or any other theories of liability. Notwithstanding such termination, the indemnity obligations of the parties shall survive.

13. [RESERVED]

14. Miscellaneous.

14.1 Time is of the essence of this Agreement.

14.2 This Agreement, together with all documents incorporated herein by reference, if any, constitutes the entire Agreement between the parties. There are no terms, conditions or provisions, either oral or written between the parties other than those contained in this Agreement. This Agreement supersedes any and all oral or written representations, inducements, or understandings of any kind or nature between the parties. No amendment to this Agreement shall be enforceable, unless in writing and signed by Vendor and [*****] Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or of any provision of this Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same Agreement. Any such counterpart signature pages may be attached to the body of one Agreement to form a complete integrated whole.

14.3 The Agreement shall be governed by and construed in accordance with the law of the State of Nevada without regard to its conflicts of laws principles. All actions or proceedings arising out of or related to this Agreement shall be litigated in any local, state or federal court located in [*****] The parties hereto consent to personal jurisdiction in any local, state or federal court located in [*****] and hereby waive any objection to process based on personal jurisdiction. Any term or provision of the Agreement which now or hereafter is declared contrary to any law, order, ordinance, requirement, ruling or regulation of any governmental authority, whether federal, state or local, whether now in force or enacted or promulgated in the future, or which is otherwise invalid, shall be deemed stricken from the Agreement without impairing the validity of the remainder of the Agreement.

14.4 The parties to this Agreement are acting as independent contractors and independent employers. Nothing contained in this Agreement shall create or be construed as creating a partnership, joint venture or agency relationship between the parties. Neither party shall have the authority to bind the other party in any respect.

14.5 Under the terms of this Agreement, Vendor shall not be deemed to be granted any right, title or interest in or to the trademarks, trade names, service marks, copyrights, patents or other intellectual property of [*****] Vendor expressly acknowledges and agrees that it is not granted under this Agreement the right to use, refer to or incorporate in any materials, including without limitation marketing materials, the name, logos, trademarks, or copyrights of [*****]

14.6 In the event of any action or proceeding to compel compliance with, or with respect to any breach of this Agreement, the prevailing party shall be entitled to recover all reasonable costs and reasonable expenses of such action or proceeding including without limitation its reasonable attorneys’ fees and costs incurred in connection therewith regardless of whether any formal legal action is commenced or whether such fees and costs are incurred at or in connection with trial or appellate proceedings.

14.7 The parties shall perform all of their respective obligations under this Agreement in compliance with all applicable federal, state and local laws, ordinances, rules, regulations, codes or orders including without limitation all environmental laws, data protection laws, privacy laws, and labor laws and OSHA regulations (including without limitation, 29 CFR §1910 et seq. and 29 CFR § 1926 et seq.). Vendor further agrees that Vendor has not and shall not violate any online agreements regarding any search engine, and shall not engage in any activity that could be deemed as either (i) circumventing any copyright protection mechanism, (ii) exploiting security flaws in any system, (iii) hacking, or (iv) altering information on any system without the permission of the system owner.

14.8 Vendor hereby assigns, transfers and sets over to [*****] all warranties, rights and guarantees inuring for the benefit of Vendor and relating to the Product and the Services.

14.9 Any failure by either party at any time, to enforce or require the other party’s compliance with any of the terms and conditions of this Agreement shall not constitute a waiver of such terms and conditions in any way, or the right of the non-defaulting party at any time to avail itself of any and all remedies it may have for any breach of said terms and conditions including without limitation any right to terminate this Agreement as specified herein. The remedies of the parties provided for in this Agreement shall be cumulative with all other remedies that either party may have against the other party at law or in equity; provided, however, that notwithstanding anything contained herein to the contrary, Vendor shall not be entitled to recover any indirect, special or consequential damages or any damages in the nature of lost profits.

14.10 All of the covenants and agreements contained in this Agreement shall be extended to and be binding upon the successors and assigns of Vendor and [*****] Notwithstanding the foregoing, neither party may assign the contract in whole or in part or assign, pledge or otherwise transfer the right to receive any monies to become due hereunder except with the prior written consent of the non-assigning party, which consent shall not be unreasonably withheld; provided, however, that [*****] transfer of this Agreement to any affiliated entity shall not require the consent of Vendor. Any attempted assignment, pledge or transfer by either party without the prior written consent of the non-assigning party shall automatically be deemed null and void and of no force or effect. No approval of any assignment shall relieve Vendor from any of its obligations under this Agreement and Vendor shall continue to be primarily responsible to [*****] for all obligations under this Agreement whether or not subcontracted to an approved subcontractor.

14.11 The Vendor shall not subcontract any portion of the work contemplated by this Agreement without the prior written consent of [*****] which consent may be given or withheld in [*****] sole and absolute discretion; provided, however, that nothing contained herein shall be deemed to prohibit Vendor’s use of components manufactured by a third party in providing the Services. No approval of any subcontract shall relieve Vendor from any of its obligations under this Agreement and Vendor shall continue to be primarily responsible to [*****] for all obligations under this Agreement whether or not subcontracted to an approved subcontractor. The Vendor agrees to require its subcontractors, sub-suppliers or any other persons furnishing labor to Vendor or its sub-contractors or sub-suppliers in connection with this Agreement to provide, maintain and pay for insurance of the type and (except as [*****] may otherwise approve) in the amounts specified above and furnish to [*****] with certificates thereof in the same manner as required of Vendor.

14.12 If Vendor acquires, maintains or stores on any network or system other than [*****] network or systems any personal information as defined by NRS 603A.040 (“Personal Information”) in providing services or goods to [*****] then Vendor shall maintain all Personal Information in encrypted form and shall notify [*****] immediately of any actual or suspected breach or unauthorized access of such Personal Information. In addition, if Vendor is processing any credit card information or supplying any credit card processing services, then Vendor shall comply with the current version of the Payment Card Industry (PCI) Data Security Standard, as adopted by the PCI Security Standards Council or its successor organization as set forth in NRS §603A et.seq.

14.13 Vendor understands acknowledges and agrees that [*****] does not conduct business outside of the United States (“Foreign Jurisdictions”). In the event Vendor collects Personal Information from residents of Foreign Jurisdictions, Vendor shall comply with all applicable laws of such Foreign Jurisdictions regarding the collection, storage, transmission and use of such Personal Information. Vendor shall not process or store Personal Information on equipment in Foreign Jurisdictions.

14.14 To the extent expressly contemplated in the SOW, [*****] shall reimburse reasonable and actual travel expenses for Vendor provided, however, that such expenses are only reimbursable to the extent such expenses comply with the Reimbursable Travel Expenses Guidelines attached hereto as Exhibit C.

14.15 Vendor agrees that [*****] shall have the right to post any electronic versions of any documents, manuals, specifications or other information regarding or related to the Services or the Products on an internal [*****] server for use by [*****] employees and agents to facilitate use of the Products or the Services.

14.16 Vendor agrees that [*****] shall have the right to use the Products and Services for the benefit of [*****] its subsidiaries, its affiliated companies, its managed business and companies under substantial common ownership or management with [*****]

14.17 To the extent that Vendor accesses any [*****] information or computing system electronically to develop, install, support, enhance, modify or repair any Products, Vendor acknowledges and agrees that Vendor shall limit its activities and those of its agents in accessing [*****] information and computing systems to installing, supporting, enhancing, modifying or repairing such Product. Additionally, Vendor agrees that it shall not itself or through any agent access any information, program or data that is not directly related to installing, supporting, enhancing, modifying or repairing such Products. Vendor acknowledges. understands and agrees that any information or data that Vendor or its agents access on any [*****] information or computing system other than the Products consists of proprietary and confidential trade secrets of [*****] and shall not be disclosed by Vendor or its agents without the expressed prior written consent of [*****] In the event that the Agreement contemplates remote access to any [*****] network or systems, Vendor agrees and acknowledges that it shall strictly comply with [*****] remote access guidelines and security protocols, as such may be revised by [*****] in its sole discretion, from time to time.

14.18 In the event that any portion of the Agreement (or a SOW) is deemed by a court of competent jurisdiction be unenforceable in whole or in part, said provision shall be limited or curtailed to the extent necessary to bring it within the requirement of present or future law, and this Agreement (or the applicable SOW) shall be construed as if said provision had been incorporated herein as so limited, or as if said provision has not been included herein, as the case may be.

14.19 Neither party shall be liable for failure to perform or delay in performing any obligation under this Agreement if the failure or delay is caused by any circumstances beyond its reasonable control, including, but not limited to, acts of God, war, civil commotion or industrial dispute (“Force Majeure”). If such delay or failure continues for at least thirty (30) days, the party not subject to the Force Majeure shall be entitled to terminate this Agreement or the applicable SOW by notice in writing to the other.

14.20 This Agreement may be executed in any number of counterparts, each of which shall be considered an original, but all of which counterparts shall be deemed to be one and the same document. Parties may execute this Agreement by signatures obtained through facsimile (including facsimile sent through e-mail), and those signatures may be relied upon by the other party as valid as if they were signed in the presence of the other party.

MASTER PROFESSIONAL SERVICES AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this Master Professional Services Agreement intending to be bound as of the Effective Date.

[*****]	RICHTECH ROBOTICS INC.,
a Nevada corporation

By:
	Its:	Director of Sales

Dated: 11/1/2022

EXHIBIT A

Statement of Work

(See Attached)

EXHIBIT B

Standard Non-Disclosure Agreement

(See Attached)

MPSA Template (revised 10-21-21)

EXHIBIT C

Reimbursable Travel Expenses Guidelines

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

MPSA Template (revised 10-21-21)

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

Statement of Work

Client: [*****]

I. Product Deliverables

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]

II. Procedures for Delivery and Installation

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

 [*****]

III. Services

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

[*****]

[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]